Exhibit 21.1

Subsidiary Information
As of February 23, 2022

Company	Jurisdiction of Incorporation	Doing Business As
Bausch & Lomb Argentina S.R.L.	Argentina	Bausch & Lomb Argentina S.R.L.
Waicon Vision S.A.	Argentina	Waicon Vision S.A.
Bausch & Lomb (Australia) Pty Limited	Australia	Bausch & Lomb (Australia) Pty Limited
Bausch Health Australia Pty Limited	Australia	Bausch Health Australia Pty Limited
Wirra Holdings Pty Limited	Australia	Wirra Holdings Pty Limited
Bausch & Lomb Australia Holdings Pty Limited	Australia	Bausch & Lomb Australia Holdings Pty Limited
Solta Medical Australia Pty Limited	Australia	Solta Medical Australia Pty Limited
Bausch & Lomb Gesellschaft m.b.H.	Austria	Bausch & Lomb GmbH
BAUSCH HEALTH LLC	Belarus	BAUSCH HEALTH LLC
Bausch & Lomb Pharma S.A.	Belgium	Bausch & Lomb Pharma S.A.
PharmaSwiss BH Društvo za trgovinu na veliko d.o.o. Sarajevo	Bosnia	PharmaSwiss BH d.o.o. Sarajevo
BL Indústria Ótica Ltda.	Brazil	BL Indústria Ótica Ltda.
0909657 B.C. Ltd.	British Columbia (Canada)	0909657 B.C. Ltd.
1261229 B.C. Ltd.	British Columbia (Canada)	1261229 B.C. Ltd.
PharmaSwiss EOOD	Bulgaria	PharmaSwiss EOOD
12279967 Canada Ltd.	Canada	12279967 Canada Ltd.
12283778 Canada Ltd.	Canada	12283778 Canada Ltd.
Bausch + Lomb Corporation	Canada	Bausch + Lomb Corporation
Bausch & Lomb Escrow Corporation	Canada	Bausch & Lomb Escrow Corporation
Bausch Health, Canada Inc./ Santé Bausch, Canada Inc.	Canada	Bausch Health, Canada Inc. / Santé Bausch, Canada Inc.
Solta Medical Corporation	Canada	Solta Medical Corporation
Valeant Canada GP Limited/ Commandité Valeant Canada Limitée	Canada	Valeant Canada GP Limited/ Commandité Valeant Canada Limitée
Valeant Canada Limited / Valeant Canada Limitée	Canada	Valeant Canada Limited / Valeant Canada Limitée
Valeant Canada S.E.C./Valeant Canada LP	Canada	Valeant Canada S.E.C./Valeant Canada LP
V-BAC Holding Corp.	Canada	V-BAC Holding Corp.
9079-8851 Quebec Inc.	Quebec (Canada)	9079-8851 Quebec Inc.
Mercury (Cayman) Holdings	Cayman Islands	Mercury (Cayman) Holdings
Bausch & Lomb (Shanghai) Trading Co., Ltd.	China	Bausch & Lomb (Shanghai) Trading Co., Ltd.
Beijing Bausch & Lomb Eyecare Co., Ltd.	China	Beijing Bausch & Lomb Eyecare Co., Ltd.
Shandong Bausch & Lomb Freda New Packing Materials Co., Ltd.	China	Shandong Bausch & Lomb Freda New Packing Materials Co., Ltd.
Shandong Bausch & Lomb Freda Pharmaceutical Co., Ltd.	China	Shandong Bausch & Lomb Freda Pharmaceutical Co., Ltd.
Solta (Shanghai) Health Management Co., Ltd.	China	Solta (Shanghai) Health Management Co., Ltd.
Cambridge Pharmaceutical S.A.S.	Colombia	Cambridge Pharmaceutical S.A.S.
Farmatech S.A.	Colombia	Farmatech S.A.
Humax Pharmaceutical S.A.	Colombia	Humax Pharmaceutical S.A.
PharmaSwiss društvo s ograničenom odgovornošću za trgovinu i usluge	Croatia	PharmaSwiss društvo s ograničenom odgovornošću za trgovinu i usluge

PharmaSwiss Ceská republika s.r.o.	Czech Republic	PharmaSwiss Ceská republika s.r.o.
ICN Egypt LLC	Egypt	ICN Egypt LLC
PharmaSwiss Eesti OÜ	Estonia	PharmaSwiss Eesti OÜ
Bausch & Lomb France S.A.S.	France	Bausch & Lomb France S.A.S.
Bausch Health France S.A.S.	France	Bausch Health France S.A.S.
Laboratoire Chauvin S.A.S.	France	Laboratoire Chauvin S.A.S.
Solta Medical France	France	Solta Medical France
Bausch & Lomb GmbH	Germany	Bausch & Lomb GmbH
B L E P Holding GmbH	Germany	B L E P Holding GmbH
Croma-Pharma Deutschland Gesellschaft m.b.H.	Germany	Croma-Pharma Deutschland Gesellschaft m.b.H.
Dr. Gerhard Mann chem.-pharm. Fabrik Gesellschaft mit beschränkter Haftung	Germany	Dr. Gerhard Mann chem.-pharm. Fabrik GmbH
Dr. Robert Winzer Pharma GmbH	Germany	Dr. Robert Winzer Pharma GmbH
Grundstücksverwaltungsgesellschaft Dr.Gerhard Mann chem.- pharm. Fabrik GmbH	Germany	Grundstücksverwaltungsgesellschaft Dr.Gerhard Mann chem.- pharm. Fabrik GmbH
Solta Medical German GmbH	Germany	Solta Medical German GmbH
Synergetics Germany GmbH	Germany	Synergetics Germany GmbH
Technolas Perfect Vision GmbH	Germany	Technolas Perfect Vision GmbH
Bausch Health Hellas Single-Member Pharmaceuticals Société Anonyme	Greece	Bausch Health Hellas
Bausch & Lomb (Hong Kong) Limited	Hong Kong	Bausch & Lomb (Hong Kong) Limited
Sino Concept Technology Limited	Hong Kong	Sino Concept Technology Limited
Solta Medical Hong Kong Limited	Hong Kong	Solta Medical Hong Kong Limited
Bausch Health Magyarország Korlátolt Felelõsségû Társaság	Hungary	Bausch Health Magyarország Kft
Bausch & Lomb India Private Limited	India	Bausch & Lomb India Private Limited
PT Bausch Lomb Indonesia	Indonesia	PT Bausch Lomb Indonesia
Bausch + Lomb Ireland Limited	Ireland	Bausch + Lomb Ireland Limited
Bausch Health HoldCo Limited	Ireland	Bausch Health HoldCo Limited
Bausch Health Ireland Limited	Ireland	Bausch Health Ireland Limited
Oceana Therapeutics Limited	Ireland	Oceana Therapeutics Limited
Solta Medical Ireland Limited	Ireland	Solta Medical Ireland Limited
Valeant Holdings Ireland Unlimited Company	Ireland	Valeant Holdings Ireland
Bausch & Lomb-IOM S.p.A.	Italy	Bausch & Lomb-IOM S.p.A.
Solta Medical Italy S.R.L.	Italy	Solta Medical Italy S.R.L.
B.L.J. Company Limited (Japanese official name: Bausch & Lomb Japan kabushiki Kaisha)	Japan	B.L.J. Company Limited
Bausch Health LLP	Kazakhstan	Bausch Health LLP
Bausch Pharma Kazakhstan LLP	Kazakhstan	Bausch Pharma Kazakhstan LLP
Bausch Health Korea Co., Ltd.	Korea	Bausch Health Korea Co., Ltd.
Bescon Co., Ltd.	Korea	Bescon Co., Ltd.
Solta Medical Korea Limited	Korea	Solta Medical Korea Limited
UAB PharmaSwiss	Lithuania	UAB PharmaSwiss
Valeant Finance Luxembourg S.à r.l.	Luxembourg	Valeant Finance Luxembourg S.à r.l.
Bausch & Lomb (Malaysia) Sdn. Bhd.	Malaysia	Bausch & Lomb (Malaysia) Sdn. Bhd.
Solta Malaysia Sdn. Bhd.	Malaysia	Solta Malaysia Sdn. Bhd.
Bausch & Lomb México, S.A. de C.V.	Mexico	Bausch & Lomb México, S.A. de C.V.
Bausch & Lomb México Holdings S.A. de C.V.	Mexico	Bausch & Lomb México Holdings S.A. de C.V.

Laboratorios Fedal, S.A.	Mexico	Laboratorios Fedal, S.A.
Laboratorios Grossman, S.A.	Mexico	Laboratorios Grossman, S.A.
Nysco de México, S.A. de C.V.	Mexico	Nysco de México, S.A. de C.V.
Tecnofarma, S.A. de C.V.	Mexico	Tecnofarma, S.A. de C.V.
Valeant Servicios y Administración, S. de R.L. de C.V.	Mexico	Valeant Servicios y Administración, S. de R.L. de C.V.
Bausch+Lomb Dutch Holdings B.V.	Netherlands	Bausch+Lomb Dutch Holdings B.V.
Bausch+Lomb Netherlands B.V.	Netherlands	Bausch+Lomb Netherlands B.V.
Bausch+Lomb OPS B.V.	Netherlands	Bausch+Lomb OPS B.V.
Natur Produkt Europe B.V.	Netherlands	Natur Produkt Europe B.V.
Solta Medical Dutch Holdings B.V.	Netherlands	Solta Medical Dutch Holdings B.V.
Bausch & Lomb (New Zealand) Limited	New Zealand	Bausch & Lomb (New Zealand) Limited
Valeant Farmacéutica Panamá, S.A.	Panama	Valeant Farmacéutica Panamá, S.A.
Bausch Health Perú S.R.L.	Peru	Bausch Health Perú S.R.L.
Bausch & Lomb Philippines Inc.	Philippines	Bausch & Lomb Philippines Inc.
Solta Medical Philippines Inc.	Philippines	Solta Medical Philippines Inc.
Bausch & Lomb Poland sp. z.o.o.	Poland	Bausch & Lomb Poland sp. z.o.o.
Bausch Health Poland spółka z ograniczoną	Poland	Bausch Health Poland sp.z o.o.
Emo-Farm spółka z ograniczoną odpowiedzialnością	Poland	Emo-Farm sp. z o.o.
ICN Polfa Rzeszow Spółka Akcyjna	Poland	ICN Polfa Rzeszow SA
Przedsiebiorstwo Farmaceutyczne Jelfa Spółka Akcyjna	Poland	Przedsiebiorstwo Farmaceutyczne Jelfa SA
Solta Medical Poland sp. z.o.o.	Poland	Solta Medical Poland sp. z.o.o.
Valeant Med spółka z ograniczoną odpowiedzialnością	Poland	Valeant Med sp. z o.o.
Amoun Pharmaceutical Romania SRL	Romania	Amoun Pharmaceutical Romania SRL
Bausch Health Romania SRL (f/k/a S.C. Valeant Pharma SRL)	Romania	Bausch Health Romania SRL (f/k/a Valeant Pharma SRL)
Bausch Health Limited Liability Company	Russia	Bausch Health LLC
Bausch RUMO Holdings Limited Liability Company	Russia	Bausch RUMO LLC
PharmaSwiss doo preduzeće za proizvodnju, unutrašnju, spoljnu trgovinu i zastupanje Beograd	Serbia	PharmaSwiss doo, Belgrad
Bausch & Lomb (Singapore) Private Limited	Singapore	Bausch & Lomb (Singapore) Private Limited
Solta Medical Singapore Private Limited	Singapore	Solta Medical Singapore Private Limited
Technolas Singapore Pte. Ltd.	Singapore	Technolas Singapore Pte. Ltd.
Bausch Health Slovakia s.r.o.	Slovakia	Bausch Health Slovakia s.r.o.
PharmaSwiss, trgovsko in proizvodno podjetje, d.o.o.	Slovenia	PharmaSwiss d.o.o.
Bausch & Lomb (South Africa) (Pty) Ltd	South Africa	Bausch & Lomb (South Africa) (Pty) Ltd
Soflens (Pty) Ltd	South Africa	Soflens (Pty) Ltd
Bausch & Lomb S.A.	Spain	Bausch & Lomb S.A.
Solta Medical Iberia S.L. (fka Wanakie SA)	Spain	Solta Medical Iberia S.L.
Bausch & Lomb Nordic Aktiebolag	Sweden	Bausch & Lomb Nordic AB
Bausch & Lomb Swiss AG	Switzerland	Bausch & Lomb Swiss AG
PharmaSwiss SA	Switzerland	PharmaSwiss SA
Bausch & Lomb Taiwan Limited	Taiwan	Bausch & Lomb Taiwan Limited
Solta Taiwan Limited	Taiwan	Solta Taiwan Limited
Bausch & Lomb (Thailand) Limited	Thailand	Bausch & Lomb (Thailand) Limited

Solta Medical (Thailand) Limited	Thailand	Solta Medical (Thailand) Limited
Bausch & Lomb Sağlik ve Optik Ürünleri Ticaret Anonim Şirketi	Turkey	Bausch & Lomb Sağlik ve Optik Ürünleri Tic.Ş.Þ
"Bausch Health" Limited Liability Company	Ukraine	"Bausch Health" LLC
Bausch Health Ukraine Limited Liability Company	Ukraine	Bausch Health Ukraine Limited Liability Company
Bausch Health Trading DWC-LLC	UAE	Bausch Health Trading DWC-LLC
Medpharma Pharmaceutical & Chemical Industries LLC	UAE	Medpharma Pharma & Chem Ind LLC
Bausch & Lomb U.K. Limited	United Kingdom	Bausch & Lomb U.K. Limited
Solta Medical UK Limited	United Kingdom	Solta Medical UK Limited
Sterimedix Limited	United Kingdom	Sterimedix Limited
Salix Pharmaceuticals, Inc.	California (US)	Salix Pharmaceuticals, Inc.
Visioncare Devices, Inc.	California (US)	Visioncare Devices, Inc.
Audrey Enterprise, LLC	Delaware (US)	Audrey Enterprise, LLC
Bausch & Lomb Americas Inc.	Delaware (US)	Bausch & Lomb Americas Inc.
Bausch & Lomb South Asia, Inc.	Delaware (US)	Bausch & Lomb South Asia, Inc.
Bausch Foundation, LLC	Delaware (US)	Bausch Foundation, LLC
Bausch Health Americas, Inc.	Delaware (US)	Bausch Health Americas, Inc.
Bausch Health US, LLC	Delaware (US)	Bausch Health US, LLC
Eye Essentials LLC	Delaware (US)	Eye Essentials LLC
Medicis Pharmaceutical Corporation	Delaware (US)	Medicis Pharmaceutical Corporation
Oceanside Pharmaceuticals, Inc.	Delaware (US)	Oceanside Pharmaceuticals, Inc.
OraPharma, Inc.	Delaware (US)	OraPharma, Inc.
PreCision Dermatology, Inc.	Delaware (US)	PreCision Dermatology, Inc.
Salix Pharmaceuticals, Ltd.	Delaware (US)	Salix Pharmaceuticals, Ltd.
Santarus, Inc.	Delaware (US)	Santarus, Inc.
Solta Medical Distribution, LLC	Delaware (US)	Solta Medical Distribution, LLC
Solta Medical, Inc.	Delaware (US)	Solta Medical, Inc.
Synergetics IP, Inc.	Delaware (US)	Synergetics IP, Inc.
Unilens Corp. USA	Delaware (US)	Unilens Corp. USA
Unilens Vision Sciences Inc.	Delaware (US)	Unilens Vision Sciences Inc.
VRX Holdco LLC	Delaware (US)	VRX Holdco LLC
Synergetics, Inc.	Missouri (US)	Synergetics, Inc.
Alden Optical Laboratories, Inc.	New York (US)	Alden Optical Laboratories, Inc.
Bausch & Lomb Incorporated	New York (US)	Bausch & Lomb Incorporated

In accordance with the instructions of Item 601 of Regulation S-K, certain subsidiaries are omitted from the foregoing table.